UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2010 (February 1, 2010)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Section 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Salary Adjustments

On February 1, 2010, based upon the recommendation of Scott V. Fainor, President and Chief Executive Officer, the Compensation Committee of the Board of Directors of National Penn Bancshares, Inc. (“National Penn”) set base salaries for Michael J. Hughes, Group Executive Vice President and Chief Financial Officer, and Sandra L. Bodnyk, Group Executive Vice President and Chief Risk Officer, of $390,000 and $315,000 per year, respectively, effective February 1, 2010.  Under Mr. Hughes’ and Ms. Bodnyk’s employment agreements, these base salary amounts become their minimum base salaries for future years.

Equity Awards to Officers

Also on February 1, 2010, the Compensation Committee awarded shares of restricted stock to various National Penn officers, including Mr. Hughes and Ms. Bodnyk, under National Penn’s Long-Term Incentive Compensation Plan.  Mr. Hughes received an award of 26,000 shares and Ms. Bodnyk received an award of 21,000 shares.

Mr. Hughes’ shares will vest in the following increments: (i) 20% of his shares on each anniversary of the date of grant, or (ii) upon his death or disability, or the date on which National Penn experiences a change in control event, if earlier.  However, these shares will remain subject to transfer restrictions until such restrictions lapse in accordance with the following schedule:  (i) with respect to the first 25% of these shares, the transfer restrictions will lapse on the date when National Penn repurchases 25% or more of the stock the U.S. Department of the Treasury (“Treasury”) purchased under the Troubled Asset Relief Program Capital Purchase Program ("TARP"); (ii) with respect to the second 25% of these shares, the transfer restrictions will lapse when on the date that National Penn repurchases 50% or more of the stock Treasury purchased under TARP; (iii) with respect to the third 25% of these shares, the transfer restrictions will lapse on the date that National Penn repurchases 75% or more of the stock Treasury purchased under TARP; and (iv) with respect to the remaining 25% of these shares, the transfer restrictions will lapse on the date that National Penn repurchases 100% of the stock Treasury purchased under TARP.  In order to comply, with TARP’s compensation restrictions, unless and until National Penn repurchases 100% of the stock Treasury purchased under TARP, Mr. Hughes may not vest in any of these shares before the second anniversary of the date of grant.

Ms. Bodnyk’s shares will vest in 20% increments over the five-year period following the date of grant.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(c)	Exhibits.

	10.1 10.2	Form of Restricted Stock Agreement between National Penn Bancshares, Inc. and Michael J. Hughes. Form of Restricted Stock Agreement between National Penn Bancshares, Inc. and Sandra L. Bodnyk.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	February 4, 2010	By:	/s/ Scott V. Fainor
			Name:	Scott V. Fainor
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description

10.1 10.2	Form of Restricted Stock Agreement between National Penn Bancshares, Inc. and Michael J. Hughes. Form of Restricted Stock Agreement between National Penn Bancshares, Inc. and Sandra L. Bodnyk.